Conversion and Reorganization	12 Months Ended
Dec. 31, 2019
Conversion And Reorganization [Abstract]
CONVERSION AND REORGANIZATION

NOTE 25:  CONVERSION AND REORGANIZATION

On October 16, 2014, the former Pathfinder Bancorp (“former Pathfinder”) completed the conversion and reorganization pursuant to which Pathfinder Bancorp, MHC converted to the stock holding company form of organization under a “second step” conversion (the “Conversion”), and the Bank reorganized from the two-tier mutual holding company structure to the stock holding company structure.  Prior to the completion of the Conversion, the MHC owned approximately 60.4% of the common stock of the Company.  The Company, the new stock holding company for Pathfinder Bank, sold 2,636,053 shares of common stock at $10.00 per share, for gross offering proceeds of $26.4 million in its stock offering.  In addition, $197,000 in cash was received by the Company from the MHC upon it ceasing to exist.

Concurrent with the completion of the offering, shares of common stock of the Company owned by the public were exchanged for shares of the Company’s common stock so that the shareholders now own approximately the same percentage of the Company’s common stock as they owned of the former Pathfinder’s common stock immediately prior to the Conversion.  Shareholders of the former Pathfinder received 1.6472 shares of the Company’s common stock for each share of the former Pathfinder’s common stock that they owned immediately prior to completion of the transaction.    As a result of the offering and the exchange of shares, the Company had 4,353,850 shares outstanding at December 31, 2014.  The Company has 4,362,328 and 4,709,238 shares outstanding at December 31, 2018 and December 31, 2019, respectively.

The Conversion was accounted for as a change in corporate form with no resulting change in the historical basis of the Company’s assets, liabilities, and equity.  Costs related to the offering were primarily marketing fees paid to the Company’s investment banking firm, legal and professional fees, registration fees, printing and mailing costs and totaled $1.5 million.  Accordingly, net proceeds were $24.9 million.  In addition, as part of the Conversion and dissolution of the MHC, the Company received $197,000 of cash previously held by the MHC.  As a result of the Conversion and Offering, Pathfinder Bancorp, Inc., a federal corporation, was succeeded by a new fully public Maryland corporation with the same name and the MHC ceased to exist.

The shares of common stock sold in the offering and issued began trading on the NASDAQ Capital Market on October 17, 2014 under the trading symbol “PBHC.”

In accordance with Board of Governors of the Federal Reserve System regulations, at the time of the reorganization, the Company substantially restricted retained earnings by establishing a liquidation account.  The liquidation account will be maintained for the benefit of eligible account holders who continue to maintain their accounts at the Bank after conversion.  The Bank will establish a parallel liquidation account to support the Company’s liquidation account in the event the Company does not have sufficient assets to fund its obligations under its liquidation account.  The liquidation accounts will be reduced annually to the extent that eligible account holders have reduced their qualifying deposits.  Subsequent increases will not restore an eligible account holder’s interest in the liquidation accounts.  In the event of a complete liquidation of the Bank or the Company, each account holder will be entitled to receive a distribution in an amount proportionate to the adjusted qualifying account balances then held.

The Bank may not pay dividends if those dividends would reduce equity capital below the required liquidation account amount.